SUPPLEMENT TO THE FIDELITY(registered trademark) CAPITAL APPRECIATION
FUND DECEMBER 2   0    , 1999 PROSPECTUS

   Due to a typographical error, the front cover of the Fidelity
Capital Appreciation Fund prospectus incorrectly bears the date
December 20, 1999. The cover page is hereby corrected to bear the date December 27, 1999.

SHAREHOLDER MEETING. On or about March 15, 2000, a meeting of the shareholders of Fidelity Capital Appreciation Fund will be held to approve various proposals, including modifications to the fund's management contract. Shareholders of record on January 18, 2000 are entitled to vote at the meeting. Included in the modifications is a proposal to revise the management fee calculation for the fund to provide for lower fees when FMR's assets under management exceed a certain level, to revise the performance adjustment calculation by rounding the investment performance of both the fund and the comparative index to the nearest 0.01%, rather than the nearest 1.00%, and to allow FMR and the trust, on behalf of the fund, to modify its management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-6666 to request a free copy of the proxy statement.